EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PRA Health Sciences, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2018 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Linda Baddour, Executive Vice President and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date April 26, 2018	By:	/s/ Linda Baddour
Linda Baddour
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)